                                                                     EXHIBIT 99


Unaudited Pro Forma Financial Information

The following unaudited pro forma combined condensed statement of condition as of September 30, 1996, gives effect to (i) the acquisitions of Allied and West Carroll by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the acquisitions of Florida First and Gulf South, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on September 30, 1996.

The following unaudited pro forma combined condensed statements of income for the nine months ended September 30, 1996, and year ended December 31, 1995, give effect to (i) the acquisitions of Allied and West Carroll by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the acquisitions of Florida First and Gulf South, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1995.

The following unaudited pro forma combined condensed statements of income for the years ended December 31, 1994 and 1993, give effect to the acquisitions of West Carroll and Allied by Regions, assuming such acquisitions are accounted for as poolings of interests and had been consummated on January 1, 1993.





The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations which would actually have occurred if the transactions had been consummated at the date and for the periods indicated or which may be obtained in the future.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Condition
As of September 30, 1996

(in thousands)

                                                                                                   Adjustments      Regions and
                                                                     West     Florida                Increase     All Acquisitions
                                            Regions       Allied    Carroll    First   Gulf South   (Decrease)   Pro Forma Combined
                                            -------       ------    -------    -----   ----------   ----------   ------------------
         ASSETS
Cash and due from banks                    $   791,284   $ 26,386  $  6,444  $  5,197   $ 3,504                      $   832,815
Interest-bearing deposits in other banks        46,187        316     2,459    29,755                                     78,717
Investment securities                        2,125,025                                      500                        2,125,525
Securities available for sale                1,880,650    175,869    33,099    82,623    16,377     $ (9,064) a        2,140,430
                                                                                                     (39,124) e

Trading account assets                          14,693                                                                    14,693
Mortgage loans held for sale                   126,862                          2,336                                    129,198
Federal funds sold and securities
  purchased under agreements to resell          78,085     16,420                         3,700                           98,205
Loans, net of unearned income               13,032,238    305,773    81,166   170,630    29,483                       13,619,290
Allowance for loan losses                     (178,435)    (3,879)     (547)   (3,473)     (443)                        (186,777)

Premises and equipment, net                    273,278     13,653       867     4,381       921                          293,100
Other real estate                                9,853      3,218        16       240                                     13,327
Excess purchase price                          176,927     13,487                                      3,684  d          212,425
                                                                                                      18,327  e


Due from customers on acceptances               11,662                                                                    11,662
Other assets                                   343,115      6,151     1,716     5,555       851                          357,388
                                           -----------   --------  --------  --------   -------     ---------        -----------
                TOTAL ASSETS               $18,731,424   $557,394  $125,220  $297,244   $54,893     $(26,177)        $19,739,998
                                           ===========   ========  ========  ========   =======     =========        ===========
                                                                                                   Adjustments      Regions and
                                                                     West     Florida                Increase     All Acquisitions
                                            Regions       Allied    Carroll    First   Gulf South   (Decrease)   Pro Forma Combined
                                            -------       ------    -------    -----   ----------   ----------   ------------------
         LIABILITIES
Non-interest bearing deposits              $ 2,111,852   $ 62,188  $ 18,730  $ 10,091   $14,785                      $ 2,217,646
Interest-bearing deposits                   13,075,098    380,286    91,558   233,604    33,858                       13,814,404
Federal funds purchased and securities
  sold under agreements to repurchase        1,342,771                                                                 1,342,771
Other borrowed funds                           470,924     37,828              27,521                                    536,273


Bank acceptances outstanding                    11,662                                                                    11,662
Other liabilities                              164,377      9,008     1,032     5,231       870                          180,518
                                           -----------   --------  --------  --------   -------                      -----------
              Total Liabilities             17,176,684    489,310   111,320   276,447    49,513                       18,103,274

                                                                                                   Adjustments      Regions and
                                                                     West     Florida                Increase     All Acquisitions
                                            Regions       Allied    Carroll    First   Gulf South   (Decrease)   Pro Forma Combined
                                            -------       ------    -------    -----   ----------   ----------   ------------------
STOCKHOLDER'S EQUITY
Common stock                               $    39,257   $ 12,655  $    152  $     34   $   394     $(11,034) b      $    41,258
                                                                                                         228  c
                                                                                                        (394) d
                                                                                                         (34) e


Surplus                                        519,144     47,446       736    16,222     2,728       (1,578) b          565,520
                                                                                                        (228) c
                                                                                                      (2,728) d
                                                                                                     (16,222) e


Undivided profits                            1,012,331      7,976    12,951     4,790     2,466       (2,466) d        1,033,258
                                                                                                      (4,790) e

Less: Treasury and unearned
  restricted stock                             (15,210)      (256)                          (76)      (9,064) a           (2,854)
                                                                                                         256  b
                                                                                                      12,356  b
                                                                                                       9,064  d
                                                                                                          76  d

Unrealized (loss) gain on
  securities available for sale, net              (782)       263        61      (249)     (132)         132  d             (458)
    of taxes                                                                                             249  e



                                           -----------   --------  --------  --------   -------     --------         -----------
         Total Stockholders' Equity          1,554,740     68,084    13,900    20,797     5,380      (26,177)          1,636,724
                                           -----------   --------  --------  --------   -------     --------         -----------
 TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                   $18,731,424   $557,394  $125,220  $297,244   $54,893     $(26,177)        $19,739,998
                                           ===========   ========  ========  ========   =======     ========         ===========

See notes to the unaudited pro forma combined condensed statement of condition.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statement of Condition




a) To reflect the purchase, in the open market, of 187,863 shares of Regions Common Stock, at $48.25 per share, to be reissued in the Gulf South transaction.

b) To reflect the issuance of 2,854,285 shares of Regions Common Stock to effect the Allied transaction. The Allied transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of Allied. The unaudited pro forma financial statements have been prepared assuming Regions will issue 260,000 shares of Regions Common Stock from treasury and 2,594,285 newly issued shares in exchange for all the outstanding shares of Allied. A reclassification from common stock to surplus results from the issuance of the shares.

c) To reflect the issuance of 608,000 shares of Regions Common Stock to effect the West Carroll transaction. The West Carroll transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of West Carroll. The unaudited pro forma financial statements have been prepared assuming Regions will issue 608,000 shares of Regions Common Stock in exchange for all the outstanding shares of West Carroll. A reclassification from surplus to common stock results from the issuance of the shares.

d) To reflect the elimination of Gulf South's capital accounts in accordance with purchase accounting, and corresponding exchange of 187,863 shares of Regions Common Stock for all the outstanding shares of Gulf South common stock, assuming a market price of $48.25 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

e) To reflect the elimination of Florida First's capital accounts in accordance with purchase accounting, and corresponding payment of $39.1 million for all the outstanding shares of Florida First common stock.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Nine months ended September 30, 1996

                                                                                                   Adjustments      Regions and
(in thousands, except per share amounts)                         West     Florida                    Increase     All Acquisitions
                                            Regions    Allied   Carroll    First   Gulf South       (Decrease)   Pro Forma Combined
                                            -------    ------   -------    -----   ----------       ----------   ------------------
Interest income                            $1,029,151  $33,017   $8,237    $16,707   $3,417          $(2,973) a      $1,087,556


Interest expense                              508,573   15,005    3,230      9,528      864                             537,200
                                           ----------  -------   ------    -------   ------          -------         ----------


  Net interest income                         520,578   18,012    5,007      7,179    2,553           (2,973)           550,356
Provision for loan losses                      21,734      800      285                 162                              22,981
Non-interest income                           163,018    4,181      838      1,654      777                             170,468
Non-interest expense                          415,955   13,386    2,843      7,121    1,990              917  b         442,212
                                           ----------  -------   ------    -------   ------          -------         ----------


  Income before income taxes                  245,907    8,007    2,717      1,712    1,178           (3,890)           255,631
Applicable income taxes                        81,022    2,564      879        646      413           (1,041) c          84,483
                                           ----------  -------   ------    -------   ------          -------         ----------
  Net Income                               $  164,885  $ 5,443   $1,838    $ 1,066   $  765          $(2,849)        $  171,148
                                           ==========  =======   ======    =======   ======          =======         ==========

Earnings per common share                  $     2.66                                                                $     2.63
                                           ==========                                                                ==========

Average common shares outstanding (d)          61,980    2,593      608                                                  65,181

See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1995

                                                                                                   Adjustments      Regions and
(in thousands, except per share amounts)                         West     Florida                    Increase     All Acquisitions
                                            Regions    Allied   Carroll    First   Gulf South       (Decrease)   Pro Forma Combined
                                            -------    ------   -------    -----   ----------       ----------   ------------------
Interest income                            $1,259,600  $43,637  $10,431    $21,589   $4,453          $(3,899) a      $1,335,811



Interest expense                              635,336   19,455    3,660     12,898    1,171                             672,520
                                           ----------  -------  -------    -------   ------          -------         ----------


  Net interest income                         624,264   24,182    6,771      8,691    3,282           (3,899)           663,291
Provision for loan losses                      30,271      700      250         10     (141)                             31,090
Non-interest income                           187,406    5,594      925      2,235    1,175                             197,335
Non-interest expense                          487,461   15,724    3,668      7,059    3,029            1,223  b         518,164
                                           ----------  -------  -------    -------   ------          -------         ----------


  Income before income taxes                  293,938   13,352    3,778      3,857    1,569           (5,122)           311,372
Applicable income taxes                        96,109    4,190    1,275      1,446      392           (1,365) c         102,047
                                           ----------  -------  -------    -------   ------          -------         ----------

  Net Income                               $  197,829  $ 9,162  $ 2,503    $ 2,411   $1,177          $(3,757)        $  209,325
                                           ==========  =======  =======    =======   ======          =======         ==========
Earnings per common share                  $     3.21                                                                $     3.23
                                           ==========                                                                ==========

Average common shares outstanding (d)          61,670    2,591      608                                                  64,869

See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1994

                                                                               Adjustments      Regions and
(in thousands, except per share amounts)                         West            Increase     All Acquisitions
                                            Regions    Allied   Carroll         (Decrease)   Pro Forma Combined
                                            -------    ------   -------         ----------   ------------------
Interest income                            $991,693   $35,724    $8,208           $(783) a        $1,034,842



Interest expense                            436,157    13,846     2,552                              452,555
                                           --------   -------    ------           -----           ----------

  Net interest income                       555,536    21,878     5,656            (783)             582,287
Provision for loan losses                    20,580       489       (30)                              21,039
Non-interest income                         172,049     5,050       805                              177,904
Non-interest expense                        442,376    15,879     3,449                              461,704
                                           --------   -------    ------           -----           ----------


  Income before income taxes                264,629    10,560     3,042            (783)             277,448
Applicable income taxes                      84,109     3,020       753            (274) c            87,608
                                           --------   -------    ------           -----           ----------


   Net income                              $180,520   $ 7,540    $2,289           $(509)          $  189,840
                                           ========   =======    ======           =====           ==========

Earnings per common share                  $   3.10                                               $     3.10
                                           ========                                               ==========

Average common shares outstanding (d)        58,206     2,430       608                               61,244

See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1993

                                                                               Adjustments      Regions and
(in thousands, except per share amounts)                         West            Increase     All Acquisitions
                                            Regions    Allied   Carroll         (Decrease)   Pro Forma Combined
                                            -------    ------   -------         ----------   ------------------
Interest income                            $746,544   $33,363    $6,947           $(860) a         $785,994


Interest expense                            296,195    13,134     2,157                             311,486
                                           --------   -------    ------           -----            --------

  Net interest income                       450,349    20,229     4,790            (860)            474,508
Provision for loan losses                    24,695       520      (151)                             25,064
Non-interest income                         170,149     5,071       857                             176,077
Non-interest expense                        383,130    13,689     2,724                             399,543
                                           --------   -------    ------           -----            --------


  Income before income taxes                212,673    11,091     3,074            (860)            225,978
Applicable income taxes                      66,169     3,222       903            (301) c           69,993
                                           --------   -------    ------           -----            --------

  Income before extraordinary item         $146,504   $ 7,869    $2,171           $(559)           $155,985
                                           ========   =======    ======           =====            ========

Earnings per common share                  $   2.81                                                $   2.83
                                           ========                                                ========

Average common shares outstanding (d)        52,153     2,364       608                              55,125

See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statements of Income





a) To reflect elimination of interest income that would have been foregone on the securities used to fund the purchase of the Regions Common Stock to be issued in the Allied and Gulf South transactions and to provide the cash paid in the Florida First transaction.

b) To reflect amortization, over 18 years, of excess purchase price resulting from acquisitions.

c) To reflect the income tax provision related to adjustments to income arising out of the acquisition transactions.

d) Pro forma earnings per share are based on the weighted average number of shares outstanding for the period adjusted for the applicable exchange ratio.